UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2010
VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)
9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (240) 599-4500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 10.38

Item 5.07. Submission of Matters to a Vote of Security Holders.
The following proposals were submitted to the stockholders of Vanda Pharmaceuticals Inc. (the “Company”) at the 2010 Annual Meeting of Stockholders held on June 3, 2010 (the “Annual Meeting”):

Proposal 1	The election of two directors to serve as Class I directors until the 2013 Annual Meeting of Stockholders.

Proposal 2	The approval of the material terms of the Company’s 2006 Equity Incentive Plan, as amended.

Proposal 3	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
At the Annual Meeting, all three proposals were approved. For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2010. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present at the Annual Meeting. Only “FOR” and “AGAINST” votes were counted for purposes of determining the votes received in connection with each proposal, and therefore broker non-votes and abstentions had no effect on determining whether the affirmative vote constituted a majority of the shares present or represented by proxy and voting at the Annual Meeting.
The results of the voting were as follows:

Proposal 1	Election of Directors.
Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the two nominees who were properly nominated and received the highest number of votes “FOR” were elected. The two individuals listed below received the highest number of votes “FOR”:

Director	Shares For	Shares Withheld

Howard H. Pien	14,090,215	1,749,663

H. Thomas Watkins	14,089,546	1,750,332

Proposal 2	Approval of the material terms of the Company’s 2006 Equity Incentive Plan, as amended.
Approval of the material terms of the Company’s 2006 Equity Incentive Plan, as amended, required a “FOR” vote from a majority of the outstanding shares that were present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes had no effect on the proposal.

Shares For:	13,794,419
Shares Against:	2,006,843
Shares Abstain:	38,616
Broker Non-Votes:	8,174,068

Proposal 3	Ratification of PricewaterhouseCoopers LLP.
Ratification of the appointment of the Company’s independent registered public accounting firm required a “FOR” vote from a majority of the outstanding shares that were present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes had no effect on the proposal.

Shares For:	23,861,070
Shares Against:	141,528
Shares Abstain:	11,348
Broker Non-Votes:	0

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.38	Vanda Pharmaceuticals Inc. 2006 Equity Incentive Plan, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
By:	/s/ STEPHANIE R. IRISH
	Name:	Stephanie R. Irish
	Title:	Acting Chief Financial Officer, Secretary and Treasurer

Dated: June 7, 2010